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                                                                   EXHIBIT 10.45


                  EXCLUSIVE MARKET ACCESS AND SUPPLY AGREEMENT


      THIS EXCLUSIVE MARKET ACCESS AND SUPPLY AGREEMENT (the "Agreement") is made as of September 21, 2001, (the "Effective Date") by and between:

      ENDOCARE, INC., a corporation organized and existing under the laws of the State of Delaware, USA, with its principal offices at 7 Studebaker, Irvine, CA 92618, ("ENDOCARE")

      AND

      CRYOCATH TECHNOLOGIES INC., a corporation organized and existing under the laws of Quebec, Canada, with its principal offices at 16771 Chemin Ste-Marie, Kirkland, Quebec, Canada H9H 5H3 ("CryoCath").


WITNESSETH:

      WHEREAS ENDOCARE develops, manufactures and commercializes medical devices and has specific Argon-based cryosurgical probe and Cryo-Console development expertise;

      WHEREAS CryoCath develops, manufactures, markets and distributes various cryotherapy devices and systems which treat cardiovascular diseases including ventricular and atrial arrhythmias;

      WHEREAS ENDOCARE wishes to supply CryoCath with certain products and with rights to create a market for and distribute certain cryoablation systems and devices manufactured by ENDOCARE on an exclusive worldwide basis; and

      WHEREAS the parties desire to enter into this Agreement for that purpose.

      NOW THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties mutually agree as follows:

                                      -1-


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                                                                               2



                                    ARTICLE 1
                                   DEFINITIONS

SPECIFIC DEFINITIONS. As used in this Agreement, the following terms have the meanings set forth or referenced below:

      "AFFILIATE" of a specified person (natural or juridical) means a person that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified. "Control" shall mean ownership of more than 50% of the shares of stock entitled to vote for the election of directors in the case of a corporation, and more than 50% of the voting power in the case of a business entity other than a corporation.

      "CONFIDENTIAL INFORMATION" will refer to the definition set forth in
      Schedule 4 which is incorporated herewith.

      "CryoCath" means CryoCath Technologies Inc. and its Affiliates.

      "CRYOCATH TERRITORIES" means all territories worldwide subject to Section 2.1(e) below.

      "ENDOCARE" means ENDOCARE, Inc. and its Affiliates.

      "FIELD OF USE" means accessing the heart surgically through the chest wall for the purpose of treating arrhythmias by the cardiovascular surgeon.

      "INTELLECTUAL PROPERTY" means all patents, trade names, trademarks, service marks, copyrights and applications or registrations for any of the foregoing, inventions, discoveries, know-how, trade secrets, data, information, technology, processes, formulas, drawings, designs, computer programs, licenses, and all amendments, modifications, and improvements to any of the foregoing.

      "SPECIFICATIONS" means the current performance specifications for the Systems, as may be amended from time to time hereafter by mutual agreement between ENDOCARE and CryoCath.

      "SYSTEMS" means all equipment and devices ENDOCARE has developed for performing surgical cryoablative procedures for the treatment of arrhythmias, including but not limited to Cryo-Consoles (as defined below) and single use probes using ENDOCARE's Argon Gas technology, together with such further developments, improvements and replacements to the Systems as described or contemplated herein.


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                                                                               3



1.2   OTHER TERMS.

      (a) Other terms may be defined elsewhere in the text of this Agreement and shall have the meaning indicated throughout this Agreement.

1.3   OTHER DEFINITIONAL PROVISIONS.

      (a) The words "hereof," "herein," and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provisions of this Agreement.

      (b) The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

      (c) References to a "Schedule" are, unless otherwise specified, to one of the Schedules attached to or referenced in this Agreement, and references to an "Article" or a "Section" are, unless otherwise specified, to one of the Articles or Sections of this Agreement.

      (d) The term "person" includes any individual, partnership, joint venture, corporation, trust, unincorporated organization or government or any department or agency thereof.

      (e) The term "Dollars" or "$" shall refer to the currency of the United States of America.

      (f) The term "knowledge" means actual knowledge of a fact or the knowledge which such person or its officers or employees could reasonably be expected to have based on reasonable investigation and inquiry.

      (g)   All references to time shall refer to Montreal time.

      (h)   "Cryo-Console" shall mean the cryoablation unit specified in
            Schedule 1.

      (i) "annual period" shall mean consecutive twelve month periods, the first of which commences on the date that the malleable cryoprobe is approved for sale in the United States and the European Community and made available to CryoCath by ENDOCARE as specified in Section
            2.9 (g), and each subsequent twelve month period thereafter.

      (j) "European Community" shall mean all of the countries in the European Community from time to time.

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                                                                               4



                                    ARTICLE 2
              CRYOCATH AS EXCLUSIVE WORLDWIDE MARKET ACCESS PARTNER

2.1 APPOINTMENT.

      (a) ENDOCARE hereby appoints CryoCath, and CryoCath hereby accepts appointment, as ENDOCARE's market access partner having the sole and exclusive right to market, sell and distribute the Systems in the Field of Use in the CryoCath Territories. ENDOCARE represents and warrants to CryoCath that all other marketing, distribution or sales representative agreements, if any, written or oral, with any third party permitting the sale of Systems in the Field of Use in the CryoCath Territories have been terminated at ENDOCARE's sole cost and expense.

      (b) CryoCath may appoint sub-distributors for the sale or distribution of Systems in the Field of Use in the CryoCath Territories. Notwithstanding such appointment of sub-distributors, CryoCath shall remain fully responsible for the performance of all of its covenants and obligations hereunder, and any sales by ENDOCARE to such CryoCath sub-distributors shall be billed by ENDOCARE to CryoCath directly. Without the pre-approval of ENDOCARE, there will be no changes made to the product, labeling, or changes or additions to the brand labeling on the SYSTEMS made by CryoCath's sub-distributors.

      (c) ENDOCARE shall promptly forward to CryoCath all leads for sales or distribution of Systems in the Field of Use in the CryoCath Territories.

      (d) During the term of CryoCath's exclusive distribution rights pursuant to this Article 2, CryoCath shall not market or sell products that compete in the Field of Use with the Systems, as defined herein, in the CryoCath Territories.

      (e) At any time after the *** period of this Agreement, ENDOCARE may provide a written notice to CryoCath identifying a market where CryoCath has not commenced activity and indicating that CryoCath must develop the market by showing a plan of market entry and by initiating sales activity within *** of the notice by selling, at normal pricing, at least one Cryo-Console. In the event that CryoCath advises ENDOCARE in writing that it wishes to forego the market opportunity or if CryoCath does not develop the market as described above, the market will cease to form part of the CryoCath Territories.


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                                                                               5



2.2   REGULATORY APPROVALS.

      (a) ENDOCARE represents to CryoCath that it has and that it will maintain the necessary government approvals in the U.S.A. and the CE Mark in the European Community. In all other countries CryoCath will be responsible for obtaining regulatory approvals for the importation and marketing of the Systems. ENDOCARE will cooperate with CryoCath by providing all required documentation and System specifications short of specific animal or clinical data or clinical outcome results. ENDOCARE will pay for all expenses incurred in compiling documentation or performing bench testing to create performance specification data that may be required. CryoCath will be responsible for bearing all expenses associated with collecting any animal test results or clinical test results that may be required for gaining regulatory approval in CryoCath Territories as well as all other fees or expenses associated with gaining import or marketing approvals in CryoCath Territories. ENDOCARE will provide free of charge any Cryo-Console or cryoprobes required for testing to gain regulatory approvals at CryoCath's request. In cases where ENDOCARE supplies the Cryo-Console or cryoprobes free of charge, CryoCath will apply for product registration in the names of both CryoCath and ENDOCARE. CryoCath shall act as the ENDOCARE authorized representative in the CryoCath Territories when dealing with government and regulatory authorities.

      (b) CryoCath will be responsible for all dealings with the appropriate competent authority such as notification, medical device vigilance and national labeling issues, provided that translation and preparation of such labels are subject to final review and verification by ENDOCARE, and to the mutual agreement of the parties. For purposes of this Section 2.2, labeling shall include labels, instructions for use, operating manuals, and service and maintenance manuals. CryoCath will be responsible for identifying the required documentation in all territories outside of the U.S.A. and the European Community (CE Mark) and for the cost of translation of English documents supplied by ENDOCARE at its sole cost including a Cryo-Console operator's manual and instructions on the proper use of the Cryo-Console and probes. ENDOCARE will be responsible for supplying all documentation necessary to obtain the regulatory approvals being sought by CryoCath outside the U.S.A. and the European Community (CE Mark). In all jurisdictions where CryoCath deals with the regulatory authorities, oversees the work, expends the funds necessary for obtaining regulatory approvals (including payment to ENDOCARE for any required Cryo-Consoles or cryoprobes and third party fees and out-of-pocket expenses, but excluding all required documentation from ENDOCARE), the approval will be registered solely in CryoCath's name or in the name of a third party designated by CryoCath and CryoCath shall be the sole owner of the regulatory

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                                                                               6



            approval. In the event that CryoCath holds the registration solely in its name and wishes to sell or transfer such registration, CryoCath will provide Endocare with a first right of refusal to acquire the registration.

      (c) As long as CryoCath maintains exclusivity under this Agreement, in all labeling and packaging, the CryoCath name will appear more prominently as the product will be sold under the CryoCath name. ENDOCARE's name shall appear as follows: "Manufactured by ENDOCARE exclusively for CryoCath Technologies Inc." CryoCath and ENDOCARE will work jointly following contract execution to design and develop mutually agreeable labelling.

2.3   LICENSE FEES.

      Subject to the terms of this Agreement, CryoCath will pay ENDOCARE license fees as follows:

                                       ***
                                       ***
                                       ***
                                       ***

2.4   PRICING AND PURCHASE REQUIREMENTS.

      (a) During the term of this Agreement and any non-exclusive period hereunder, CryoCath will purchase the Systems from ENDOCARE at the prices set forth in Schedule 2 and at minimum volumes as set forth in Schedule 3. CryoCath will supply on a monthly basis a rolling 12-month demand forecast, the first two months of each rolling 12-month forecast is binding and constitutes a firm purchase commitment. ENDOCARE agrees that it will use reasonable efforts to supply products in accordance with the forecast. If ENDOCARE is more than 30 days late in the delivery of products, then CryoCath's Minimum Purchase Requirements shall be suspended for the period of any delay beyond 30 days.

      (b) ENDOCARE will provide CryoCath with *** cryosurgical probes for use with the first *** patients treated in clinical trials for each of the malleable cryoprobe and the deflectable cryoprobe. Endocare will provide on *** sample cryoprobes of each new design and *** Cryo-Consoles prior to commercial availability.

      (c) CryoCath shall be entitled to purchase from ENDOCARE a number of demonstration Cryo-Consoles and probes in the quantities and at the prices shown in Schedule 2.


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                                                                               7



      (d) Payments made by CryoCath for Systems purchased for resale by CryoCath pursuant to Article 2.4(a) shall be due and payable in full within thirty (30) days after the date of invoice. ENDOCARE will exercise reasonable efforts to deliver product in a timely manner per CryoCath orders as described in Section 2.9.

2.5   INSPECTION AND WARRANTY.

      (a) Specifications for the Systems will be established by ENDOCARE subject to written agreement by CryoCath, and will be subject to modification from time to time by mutual agreement. In the event of any shortage, damage or discrepancy in or to a shipment of Systems or parts thereof or in the event any of the Systems fail to comply with the then current Specifications for the Systems, CryoCath shall report the same to ENDOCARE and furnish such written evidence or other documentation as ENDOCARE reasonably may deem appropriate. If the substantiating evidence delivered by CryoCath demonstrates that such shortage, damage or discrepancy or non-conformity with Specifications existed at the time of delivery of the Systems at the *** , CryoCath may return the Systems to ENDOCARE at ENDOCARE's expense, and ENDOCARE shall issue a credit or replacement for such returns at the invoiced price less any adjustments that may have been made based on actual annual purchase volumes. Any credit will be issued at the time that the returned product is received by ENDOCARE. ENDOCARE shall use reasonable efforts to promptly deliver replacement Systems to CryoCath in accordance with the delivery procedures set forth herein.

      (b) ENDOCARE represents and warrants to CryoCath that all Systems sold and delivered under this Agreement will have been manufactured in accordance with FDA Good Manufacturing Practices, European Medical Device Directive requirements, ISO 9000 series certification, and all other applicable manufacturing requirements, and that continually during the term of this Agreement no Systems delivered by ENDOCARE to CryoCath shall be adulterated or misbranded at the time of delivery within the meaning of the U.S. Food, Drug and Cosmetic Act and regulations thereunder. ENDOCARE shall provide CryoCath's regulatory personnel with reasonable access from time to time, but not more than ***, to the facilities and records of ENDOCARE for the purpose of confirming ENDOCARE's compliance with all applicable requirements noted in this Article.

      (c) ENDOCARE warrants to CryoCath and to CryoCath's customers that the Systems are in accordance with the warranty attached hereto as
            Section 2.5 (d). CryoCath shall bear all responsibility for, and shall indemnify and hold ENDOCARE harmless from any claim, action or loss which arises


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                                                                               8



            out of or results from any other warranties made by CryoCath (other than ENDOCARE warranties) its employees or agents with respect to the Systems.

      (d) THE PRODUCTS THAT ENDOCARE IS PROVIDING TO CRYOCATH ARE WARRANTIED ONLY TO THE EXTENT THAT THEY WILL BE FREE FROM DEFECT IN MATERIAL, DESIGN AND WORKMANSHIP. ENDOCARE MAKES NO OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY REGARDING THE PRODUCTS PROVIDED HEREUNDER INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WHICH ARE HEREBY EXPRESSLY DISCLAIMED. SUBJECT TO ENDOCARE'S EXPRESS REPRESENTATIONS AND WARRANTIES HEREIN, ENDOCARE DOES NOT REPRESENT THAT THE PRODUCTS WILL OPERATE ERROR-FREE, OR THAT THEY WILL OPERATE WITHOUT INTERRUPTION, OR THAT THEY WILL FUNCTION IN ACCORDANCE WITH CRYOCATH'S REQUIREMENTS. IN NO EVENT SHALL ENDOCARE HAVE ANY LIABILITY FOR, NOR SHALL ANY THIRD PARTY HAVE ANY REMEDY AGAINST ENDOCARE FOR, CONSEQUENTIAL DAMAGES, ANY LOSS OF PROFITS OR SAVINGS, LOSS OF USE, OR ANY OTHER COMMERCIAL LOSS.


2.6   MINIMUM PURCHASE REQUIREMENTS, SALES AND SERVICE.

      (a) In addition to the fee payments set forth in Section 2.3, during the term of this Agreement, CryoCath agrees to certain minimum purchase requirements for cryoprobes and Cryo-Consoles as described in
            Schedule 3 (the "Minimum Purchase Requirements").

      (b) CryoCath shall be responsible for selling all Systems in the Field of Use in the CryoCath Territories, provided that ENDOCARE shall be responsible for all repairs and servicing performed at the Endocare manufacturing facilities during the one year warranty period. ENDOCARE shall make available repair service on a contractual basis following the expiration of the one-year warranty period. ENDOCARE will carry sufficient inventory of spare parts to support rapid turnaround for repairs. ENDOCARE will also carry sufficient inventory of loaner Cryo-Consoles to meet customer need during the initial one-year warranty period and any subsequent years covered under service agreement where loaner units are included in the service agreement. Endocare will ship either the repaired unit or a loaner unit to customers within five (5) days of the date that the product returned for repair is received at ENDOCARE's facility. The replacement Cryo-Consoles and parts will be located in ENDOCARE's Irvine, California facility or, by mutual agreement at a


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                                                                               9



            future U.S.-based CryoCath facility as may be appropriate. ENDOCARE may, at its option also inventory loaner Cryo-Consoles at CryoCath's European facility in Nieuwegein, The Netherlands.. The location of CryoCath's European facility may change at CryoCath's sole discretion.

      (c) Subject to Article 2.8 below, CryoCath shall be solely responsible for providing customer and physician training to any purchaser of Systems for use in the Field of Use in the CryoCath Territories.

2.7   MARKETING.ERROR! BOOKMARK NOT DEFINED.

      (a) CryoCath shall be solely responsible at its cost for the design and production of marketing, advertising and promotional materials for use in the CryoCath Territories. CryoCath shall be the sole end customer interface hereunder and sole owner of all customer lists.

      (b) CryoCath shall be solely responsible for establishing the marketing, selling and pricing strategies for the Systems in the Field of Use in the CryoCath Territories.

      (c) ENDOCARE shall have the right to review all marketing and promotional materials and approve them relative to the use of ENDOCARE trademarks or copywritten words or phrases.

2.8   TRAINING.

      (a) During the first two annual periods, ENDOCARE will, *** , provide training personnel for *** training sessions for technical training of CryoCath's sales and field service representatives in the use, installation, trouble shooting and service of the Systems on such date and place as both CryoCath and ENDOCARE shall mutually agree. ENDOCARE will supply at *** all associated documentation for end user training including a Cryo-Console operator's manual and instructions on the proper use of the Cryo-Console and probes, all of which documentation shall be in English. ENDOCARE will pay for all facilities and related expenses provided that the training is conducted at ENDOCARE's Irvine facilities. CryoCath will provide and pay for the facilities and for any other associated expenses of any training outside of ENDOCARE's Irvine facilities. CryoCath will bear any travel expenses associated with CryoCath personnel's attendance at all such training. ENDOCARE shall also provide, ***, any additional training necessary with respect to any enhancements or modifications made by ENDOCARE to the System.

      (b) Based on an initial training to CryoCath personnel as outlined above, CryoCath trained personnel will provide training for the "customer


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            trainers" (i.e. those CryoCath personnel and other third parties engaged in training customers at training sites) in the CryoCath Territories on such dates and at such places as CryoCath shall designate. CryoCath will bear the cost of such training and CryoCath will bear the costs associated with the CryoCath personnel and customers.

2.9   ORDERS.

      (a) CryoCath and ENDOCARE shall jointly develop order and delivery procedures and guidelines for the Systems, including rolling forecasts as outlined in Section 2.4(a) above. CryoCath's orders shall be given no less favorable treatment by ENDOCARE than orders from customers in ENDOCARE's other business areas. Except for the first month of the first annual period, ENDOCARE will exercise reasonable efforts to ship CryoCath's orders within 5 working days of the delivery dates specified on CryoCath purchase orders.

      (b) CryoCath shall submit purchase orders for Systems to ENDOCARE in writing, either by mail, facsimile or e-mail, which shall, at a minimum, set forth the product numbers, quantities, requested delivery dates, special shipping instructions and shipping addresses for all Systems ordered. All orders shall be subject to acceptance in accordance with the terms of this Agreement by ENDOCARE. The terms and conditions of this Agreement shall govern and supersede any additional or contrary terms set forth in CryoCath's purchase order or any ENDOCARE or CryoCath acceptance, confirmation, invoice or other document unless duly signed by an officer of CryoCath and an officer of ENDOCARE and expressly stating and identifying which specific additional or contrary terms shall supersede the terms and conditions of this Agreement.

      (c) No accepted purchase order shall be modified or canceled except upon the mutual agreement of both parties. Mutually agreed upon change orders shall be subject to all provisions of this Agreement, whether or not the change order so states. Notwithstanding the foregoing, any purchase order may be canceled by CryoCath as to any Systems which are not delivered within sixty (60) days of the delivery date requested by CryoCath or as otherwise provided for herein, and any such cancellation shall not limit or affect any contract remedies available to CryoCath with respect thereto. Any such cancellation by CryoCath must be by written notice to ENDOCARE, given within fifteen
            (15) business days after such sixtieth (60th) day.


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      (d)   All deliveries of Systems shall be ***. All Systems deliveries shall be made by a common carrier specified by CryoCath. In the event that no carrier shall have been specified by CryoCath, a common carrier may be selected by ENDOCARE.

      (e) Within the term of this Agreement and subject to the Field of Use and within the CryoCath Territories, ENDOCARE shall not make any modifications or enhancements of the Systems or any other changes in the Specifications for the Systems in the Field of Use without prior written approval from CryoCath. If such changes would affect the applicable regulatory approvals of the Systems, CryoCath shall not be required to purchase such Systems until such time as regulatory authorization is received. Endocare shall have the right to make changes to the Systems for applications outside of the Field of Use.

      (f) ENDOCARE shall be responsible for supplying the Systems in a finished state appropriate for delivery to the end customer including packaging and any necessary sterilization of Systems purchased under this Agreement in accordance with the Specifications.

      (g) In addition to the payments specified in Section 2.3 above, upon execution of this Agreement, CryoCath will place a stocking order with ENDOCARE consisting of *** single probe ENDOCARE Cryo-Consoles and *** malleable cryoprobes. CryoCath agrees to take delivery of the entire order within the first annual period on the dates specified within the CryoCath purchase orders.

      (h) CryoCath will place an additional purchase order at the beginning of the second annual period for *** single probe ENDOCARE Cryo-Consoles and *** cryosurgical probes. CryoCath agrees to take delivery of that order within the second annual period on the dates specified within the CryoCath purchase orders. Product delivery will be determined by CryoCath.

      (i) In the event that CryoCath fails to place the second stocking order and/or fails to pay the second license fee payment when due, then ENDOCARE has the option of terminating this Agreement. In this case the rights and responsibilities following conversion to a non-exclusive period as outlined below in Section 5.3 will not apply. Notwithstanding termination, CryoCath will have the right to service existing customers only using the ENDOCARE product for a minimum of 18 months from termination in order to ensure proper customer support.


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      (j)   ENDOCARE may refuse to fill any purchase order in the event that
            CryoCath is delinquent in any payment of previous purchase orders or milestone payments.


2.10  REPORTS.

      (a) CryoCath shall use reasonable efforts to report any "adverse incidents" (as defined by FDA regulations, Medical Devices Directive and national regulations) promptly to ENDOCARE.

2.11  EXPORT/IMPORT APPROVALS.

      (a) CryoCath shall be responsible for obtaining, at CryoCath's cost and expense, all necessary documentation and licenses necessary to export product from the U.S. provided that ENDOCARE's manufacturing of the Systems remains in the U.S.

      (b) ENDOCARE shall be responsible for obtaining, at ENDOCARE's cost and expense, all export licenses and permits as may be required to export the Systems from any country of manufacture other than the U.S. into the particular countries within the CryoCath Territories.

      (c) CryoCath shall be responsible for obtaining, at CryoCath's cost and expense, such import licenses and permits as may be required to import the Systems into particular countries within the CryoCath Territories as selected by CryoCath in accordance with then prevailing laws and regulations of such countries. This Import/Export approval is separate and distinct from FDA and CE Mark approvals as described in section 2.2 (a). All such filings and registrations of the Systems shall be made in the name of CryoCath whenever feasible in accordance with prevailing laws and regulations except as provided for in Section 2.2 (a). ENDOCARE shall exercise reasonable cooperation with CryoCath in its efforts to obtain any such approvals.

2.12  BUSINESS OVERSIGHT GROUP.

      (a) The parties agree to establish a business oversight group for purposes of planning, reviewing the business, and ensuring smooth operations and a mutually beneficial relationship between the parties under this Agreement. The group will initially consist of two designated individuals from each of ENDOCARE and CryoCath. The group will meet as deemed necessary and mutually agreed to, but not less than three times during the first annual period. Meetings will be held alternately at CryoCath's and ENDOCARE's head offices and each party shall bear the expenses for its representatives

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                                                                              13



            to attend these meetings. The business oversight group will discuss such topics as marketing activities, progress and strategies including targets, plans, etc. as well as manufacturing and supply issues, future product requirements, new product designs etc.


                                    ARTICLE 3
                      ENDOCARE DEVELOPMENT RESPONSIBILITIES

ENDOCARE will develop Systems at ENDOCARE's sole cost as follows:


3.1   CRYOPROBES.

      (a) ENDOCARE will develop such cryosurgical probes as CryoCath may request from time to time in accordance with sections 3.3, 3.4 and
            3.5 of this Agreement. The first generation probe hereunder will be a surgical, disposable, epicardial/endocardial linear cryoablation probe that can be used to cure arrhythmias during open chest, stopped heart surgery (MV/CABG), with specifications as more particularly described in Schedule 1 which shall be subject to being finalized by mutual agreement as described in section 3.4(a).

3.2   CRYO-CONSOLES.

      (a) ENDOCARE will develop a first generation Cryo-Console that will not have a display screen or dedicated microprocessor/software and with specifications as more particularly described in Schedule 1 which shall be subject to being finalized by mutual agreement as described in section 3.4(a).

3.3   NEW CRYOPROBES.

      (a) CryoCath may request that ENDOCARE develop new cryoprobes by, at CryoCath's option, placing an order for *** such probes (to be paid 50% prepaid and 50% upon delivery) or making a cash payment of *** (to be paid 50% prepaid and 50% upon delivery). CryoCath is responsible for supplying a product requirement document at the time of placing an order, which shall be based on a product requirement document (MRS) jointly signed by the parties. Any such new *** probe order will not be applied to CryoCath's Minimum Purchase Requirements hereunder. However, in the event that CryoCath has selected the *** cash payment option, all subsequent orders for such new probes will apply to the Minimum Purchase Requirements. CryoCath may request two new cryoprobe designs in addition to the malleable cryoprobe under the terms of this


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                                                                              14



            Section 3.3. The terms for the supply of additional cryoprobe designs requested beyond the malleable and the *** additional designs referenced above will be negotiated and agreed to by both parties.


3.4   MUTUAL AGREEMENT TO DESIGN OF SYSTEMS.

      (a) All probe and Cryo-Console designs will be mutually agreed upon by both parties prior to finalization and market introduction. Basic performance and design requirements for the second generation malleable and deflectable tip probe are described in Schedule 1 and shall be subject to being finalized by mutual agreement. All other new design requirements will be supplied to ENDOCARE when CryoCath places a formal new product request.

      (b) Except for the products described in Schedule 2, ENDOCARE reserves the right to make pricing adjustments based on any new product design specifications which must be mutually agreed to in writing prior to the development of such new products by ENDOCARE.


3.5   TIMELINES FOR SYSTEM DEVELOPMENTS.

      (a) ENDOCARE must deliver the new malleable cryoprobe within 6 months of the execution of this Agreement and ENDOCARE must deliver the new Cryo-Console with a limited probe reuse function within 9 months of the execution of this Agreement. Functional prototypes for animal studies will be made available for CryoCath to purchase at ENDOCARE's cost as soon as is reasonable prior to clinical product availability.

      (b) ENDOCARE will provide CryoCath with a System including a second generation simplified Cryo-Console incorporating a means of limiting probe reuse as described herein for market sales (i.e. animal trials completed and all required regulatory documentation in place for the U.S. and the European Community) within 9 months of the Effective Date of this Agreement.

      (c) If either of the product availability commitments outlined in Sections 3.5 (a) or (b) are late and subject to the cure period allowed for in section 3.5 (e),

                                      ***
                                      ***
                                      ***


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                                                                              15



      (d) ENDOCARE must deliver the new deflecting tip probe design for market sale within 12 months of the purchase order payment as outlined in
            Section 3.3. The timeline for delivery of the third probe design that CryoCath may require shall be established by mutual agreement.

      (e) If ENDOCARE does not deliver new products within the specified time limit described in Section 3.5 (a), (b) or (d), then ENDOCARE will have 90 days after the time period to rectify the problem and deliver the product for market sale. ENDOCARE must submit plans showing a good faith effort to deliver the product in a timely manner. During this 90 day period all CryoCath minimum sales commitments will be suspended and delayed until such time as the new product becomes available. If after 90 days the product is still not available for sale, then CryoCath will have the option of either terminating this Agreement and obtaining a full refund of all monies paid to ENDOCARE including but not limited to the "new probe" cash payment or pre-payment, or converting the Agreement to non-exclusive as per the terms of Article 5 and meeting all milestone payments as specified in Section 2.3 up to the point of conversion to non-exclusive status. Alternatively, CryoCath may continue to wait for the new product and all minimum sales commitments will continue to be suspended and delayed until such time as the new product becomes available.

      (f) ENDOCARE will develop the probes, at ENDOCARE's cost, including safety validation testing and performance testing in animal models sufficient to satisfy the requirements for human use as determined by the physician(s) that ENDOCARE selects to assist in the product development process provided that CryoCath has accepted the probe designs as required by Section 3.4.


                                    ARTICLE 4
                              TERM AND TERMINATION

4.1   INITIAL TERM.

      (a) The initial term (the "Initial Term") for CryoCath's rights and obligations as the sole and exclusive worldwide market access partner with rights to market, sell and distribute the Systems in the Field of Use in the CryoCath Territories shall commence on the Effective Date of this Agreement and end five (5) years thereafter.

4.2   RENEWAL TERM; MINIMUM PURCHASE REQUIREMENTS; CONTINUOUS SUPPLY.

      (a) The Initial Term of CryoCath's rights and obligations as sole and exclusive worldwide market access partner with rights to market, sell and distribute the Systems in the Field of Use in the CryoCath Territories may be renewed for up to (a) two (2) additional three
            (3) year periods (each a "Renewal Term") by mutual agreement, provided CryoCath and ENDOCARE have met or exceeded the Minimum Purchase Requirements set forth on Schedule 3 and product availability requirements as defined in Article 3.5, respectively, and thereafter to be established by the parties for the CryoCath Territories for the then current Renewal Term and provided the parties mutually agree to pricing and Minimum Purchase Requirements for the Renewal Term. The parties agree to commence good faith negotiations regarding renewal by not later than 12 months prior to the expiry of the Initial Term or Renewal Term and to conclude such negotiations by not later than 6 months prior to each such expiry. In the event that the terms for a Renewal Term cannot be agreed upon notwithstanding the reasonable efforts of both parties, the Agreement shall be converted into a non-exclusive license and the rights and responsibilities of Article 4.3 shall come into effect.

      (b) In determining whether CryoCath has met its Minimum Purchase Requirements hereunder, CryoCath will be entitled to a reduction in the Minimum Purchase Requirements for up to two (2) consecutive quarters for the amount that CryoCath has exceeded its Minimum Purchase Requirements in the current quarter. CryoCath will be responsible to meet the Minimum Purchase Requirements for each annual period as specified in Schedule 3 without the benefit of carryover.

      (c) In the event that ENDOCARE is unable or unwilling to continue to supply product at any time during the Initial Term, or any Renewal Term or non-exclusive period, then ENDOCARE must provide written notice to CryoCath that it wishes to stop supplying product to CryoCath effective twelve (12) months from the date such notice is received by CryoCath. In this case, ENDOCARE shall continue to supply CryoCath with all of CryoCath's product needs for the twelve
            (12) month notice period in accordance with the pricing terms set forth in this Agreement. During this twelve (12) month period, CryoCath will be responsible for maintaining quarterly purchases from ENDOCARE calculated as one-fourth the total purchases of the twelve months prior to the notice. However, during the twelve (12) month period, or any portion thereof, the minimum quarterly purchases may be reduced if CryoCath is able to substantiate, in writing, that it no longer sells products to a customer who purchased products prior to the twelve (12) month notice period. In the event that ENDOCARE fails to supply CryoCath at any time during the said twelve (12) month notice period, ENDOCARE shall upon written notice from CryoCath provide CryoCath or a CryoCath-designated third party with a royalty-free license to manufacture the ENDOCARE Systems for the Field of Use for the remainder of the twelve (12) month notice period. This transfer will include ENDOCARE's full and immediate cooperation in the transfer of all required know-how, manufacturing procedures, specifications and such other information as may be required to manufacture the Systems. Under no circumstances may CryoCath designate a third party to manufacture the Systems who is a direct competitor of ENDOCARE in the use of cryotherapy.

4.3 CONVERSION TO NON-EXCLUSIVE FOR FAILURE TO MEET MINIMUM PURCHASE REQUIREMENTS OR FAILURE TO MEET PRODUCT AVAILABILITY

      (a) Subject to Article 7 thereof, following the first two annual periods, if CryoCath fails to meet the quarterly Minimum Purchase Requirements for the CryoCath Territories as set out in Schedule 3 for *** , ENDOCARE shall have the right to notify CryoCath that it will convert CryoCath's future rights and obligations as the exclusive worldwide market access partner for the CryoCath Territories to a non-exclusive basis for a period of *** from the date of conversion.

      (b) CryoCath shall have *** following written notice from ENDOCARE to convert the Agreement to non-exclusive due to breach including failure to meet Minimum Purchase Requirements, in which to cure such default by making up the total deficiency together with reasonable evidence of a plan that will cure any such failure to meet the Minimum Purchase Requirements in the future.

      (c)                             ***
                                      ***
                                      ***.

      (d) In the event that the aggregate difference amount is not purchased or the fee not paid as described above, ENDOCARE will have the option of either converting to non-exclusive status in accordance with the terms set forth herein or continuing to wait for CryoCath to rectify the cumulated missed Minimum Purchase Requirements. In the latter case, ENDOCARE will have no further obligation to supply newly developed products hereunder for as long as the default remains uncured.


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                                                                              18



      (e) During any non-exclusive period, CryoCath will maintain minimum quarterly product purchases from ENDOCARE equal to the greater of *** or *** .

      (f)                              ***
                                       ***
                                       ***
                                       ***
                                       ***.


4.4   CRYOCATH'S TERMINATION FOR ENDOCARE BREACH.

      (a) Subject to Article 6 hereof, if ENDOCARE breaches any of its material obligations under this Agreement including but not limited to ENDOCARE's development responsibilities under Article 3, then CryoCath shall be entitled to terminate CryoCath's rights and obligations under this Agreement without prejudice to all other rights and recourses for damages or otherwise. CryoCath shall give ENDOCARE written notice of any such intent to terminate, and ENDOCARE shall have ninety (90) days in which to cure such material breach. ENDOCARE hereby acknowledges CryoCath's right to continue to sell Systems purchased from ENDOCARE to any person or entity in the CryoCath Territories for eighteen (18) months or the remainder of any non-exclusive period, whichever is greater.

4.5   ENDOCARE'S TERMINATION FOR CRYOCATH BREACH.

      (a)   Subject to Article 6 hereof and except as otherwise provided in
            Article 4.3, if CryoCath breaches any of its material obligations under this Agreement, then ENDOCARE shall be entitled to terminate CryoCath's rights and obligations under this Agreement without prejudice to all other rights and recourses for damages or otherwise. ENDOCARE shall give CryoCath written notice of any such intent to terminate, specifying whether such termination will apply to CryoCath's rights and obligations, and CryoCath shall have ninety
            (90) days in which to cure such material breach.


4.6   RIGHTS AND OBLIGATIONS ON TERMINATION.

      (a) In the event of termination of all or a portion of this Agreement for any reason, the parties shall have the following rights and obligations: In the event of the termination of CryoCath's distribution rights with respect to



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                                                                              19

            all of the CryoCath Territories in accordance with Article 4.4 or
            Article 4.5,

            (i) CryoCath shall be permitted to fill any outstanding orders from customers made prior to the date of termination, and

            (ii) CryoCath and ENDOCARE shall cooperate to ensure continued service and support to customers in the CryoCath Territories who purchased Systems from CryoCath.


                                    ARTICLE 5
                                 INDEMNIFICATION

5.1   ENDOCARE'S LIABILITY.

      (a) ENDOCARE shall, at ENDOCARE's sole cost and expense, indemnify, defend and hold CryoCath, its officers, directors, employees, agents and consultants harmless from and against any judgment or settlement and associated litigation and/or settlement costs (including reasonable attorney's fees and costs) that arise out the products' failure to meet the warranty as described in Subsection 2.5(d), for any claims based on products liability theory against the products. CryoCath shall provide ENDOCARE with written notification of any claim subject to indemnification pursuant to this Section 5.1 and of any associated court filings promptly after CryoCath first learns of them. CryoCath shall provide ENDOCARE with such assistance and cooperation as ENDOCARE may reasonably request from time to time in connection with the defense thereof. CryoCath will use reasonable efforts to mitigate all such claims, losses, damages, expense or liability after receipt of notice thereof. Without restricting the generality of the foregoing, ENDOCARE indemnification shall extend to (i) any breach of representation, warranty, covenant or agreement on the part of ENDOCARE under this Agreement, (ii) total or partial Systems recalls, (iii) alleged defects in materials, workmanship, product performance or design of the Systems, but in any event excluding matters for which CryoCath is responsible under Article
            5.2 below, or (iv) any infringement claims by third parties of Intellectual Property related to the System, but not including the methods applied in the use of the Systems, nor on any future products requested by CryoCath, nor any products jointly developed. ENDOCARE shall maintain product liability insurance in such amounts as is advisable pursuant to ordinary good business practice for a similar company in a similar type of business, and shall provide CryoCath with evidence of this coverage. CryoCath will use reasonable efforts to mitigate all such claims, losses, damages, expense or liability after receipt of notice thereof.

5.2   CRYOCATH'S LIABILITY.

      (a) CryoCath shall, at CryoCath's sole cost and expense, indemnify, defend and hold ENDOCARE and its officers, directors, employees, agents and consultants harmless from and against any judgment or settlement and associated litigation and/or settlement costs (including reasonable attorney's fees and costs) that arise out of the negligent or intentionally tortuous conduct of CryoCath's business, or CryoCath's use or sale of products delivered to it by ENDOCARE or any representations made by CryoCath regarding proposed or recommended methods of use for the Products, or any claim of patent infringement related to CryoCath's method of use of the products delivered to it by ENDOCARE. ENDOCARE shall provide CryoCath with written notification of any claim subject to indemnification pursuant to this Section 5.2 and of any associated court filings promptly after ENDOCARE first learns of them. ENDOCARE shall provide CryoCath with such assistance and cooperation as CryoCath may reasonably request from time to time in connection with the defense thereof. ENDOCARE will use reasonable efforts to mitigate all such claims, losses, damages, expense or liability after receipt of notice thereof.

5.3   THIRD PARTY CLAIMS.

      (a) If a claim by a third party is made against any indemnified party, such indemnified party shall promptly notify the indemnifying party of such claim, provided however that failure to give timely notice shall not affect the rights of the indemnified party so long as the failure to give timely notice does not materially adversely affect the indemnifying party's ability to defend such claim against a third party. The indemnifying party shall have the sole right to manage, settle and defend such claim, at the expense of the indemnifying party and with counsel chosen by the indemnifying party. The indemnified party shall have the right to participate in such action, at its own expense and with counsel of its own choice. The indemnified party shall provide reasonable cooperation and assistance to the indemnifying party, at the expense of the indemnifying party. The indemnified party shall not enter into any agreement with respect to such claim or threatened claim without receipt of prior written approval from the indemnifying party.

      (b) In the event of a third party claim of Intellectual Property infringement with respect to the single-probe Cryo-Console or malleable cryoprobe where ENDOCARE indemnifies CryoCath, ENDOCARE will (1) make reasonable efforts to obtain a license which can be used by CryoCath or, (2) make reasoanble efforts to modify the Systems to make them noninfringing.

5.4   COOPERATION AS TO INDEMNIFIED LIABILITY.

      (a) Each party hereto shall cooperate fully with the other parties with respect to access to books, records or other documentation within such party's control, if deemed reasonably necessary or appropriate by any party in the defense of any claim that may give rise to indemnification hereunder.

                                    ARTICLE 6
                                  FORCE MAJEURE

6.1   FORCE MAJEURE.

      (a) "Force Majeure" shall mean any event or condition, not existing as of the date of signature of this Agreement, not reasonably foreseeable as of such date and not reasonably within the control of either party, which prevents in whole or in material part the performance by one of the parties of its obligations hereunder, such as an act of God, act of government, war or related actions, civil insurrection, riot, sabotage, epidemic, fire, flood, windstorm, earthquake and similar events.

6.2   NOTICE.

      (a) Upon giving notice to the other party, a party affected by an event of Force Majeure shall be released without any liability on its part from the performance of its obligations under this Agreement, except for the obligation to pay any amounts due and owing hereunder in respect of products sold and delivered, but only to the extent and only for the period that its performance of such obligations is prevented by the event of Force Majeure.

6.3   SUSPENSION OF PERFORMANCE.

      (a) During the period that the performance by one of the parties of its obligations under this Agreement has been suspended by reason of an event of Force Majeure, the other party may likewise suspend the performance of all or part of its obligations (other than payment obligations) hereunder to the extent that such suspension is commercially reasonable.

                                   ARTICLE 7
                              INTELLECTUAL PROPERTY

7.1   TRADEMARK LICENSE.

      (a) ENDOCARE grants CryoCath a non-transferable, royalty-free and non-exclusive license to use ENDOCARE's trademarks, service marks, icons or logos ("ENDOCARE Marks") provided to CryoCath by ENDOCARE, only in the CryoCath Territories and only in connection with the obtaining of regulatory approval of the Systems and the marketing and promotion of Products to end-users. The trademark license granted to CryoCath herein is only sublicensable by CryoCath to distributors of the Systems. CryoCath shall submit to ENDOCARE in writing for its prior written approval, which approval may not be unreasonably withheld or delayed, one (1) sample of each Product brochure or other marketing material on which any ENDOCARE Mark is proposed to be used. ENDOCARE will provide CryoCath written notice of its approval or disapproval within fifteen (15) days after receiving such request; provided, however, that if ENDOCARE does not disapprove CryoCath's request within such fifteen (15) day period, the proposed use shall be deemed approved. ENDOCARE reserves the right to change, modify or replace any ENDOCARE Mark at any time, and CryoCath agrees to comply with such changes at its sole cost. Except for the permitted uses as described in Section 4.6, CryoCath will cease using any materials containing any ENDOCARE Mark immediately upon termination of the Agreement, or at any time sooner, upon written request by ENDOCARE. CryoCath will not alter, modify or change any ENDOCARE Mark, or use it in combination with any other words or symbols, without the prior written authorization of ENDOCARE. CryoCath agrees that the presentation and image of ENDOCARE Marks will be uniform and consistent with respect to the Products associated with such ENDOCARE Marks. The use of ENDOCARE Marks by CryoCath shall inure to the sole benefit of ENDOCARE. CryoCath agrees not to apply for registration of ENDOCARE Marks (or any mark confusingly similar thereto) anywhere in the world.

7.2   OWNERSHIP.

      (a) Subject to all the terms and conditions of this Agreement, ENDOCARE grants CryoCath a non-transferable, non-sub-licensable, and royalty-free license to use any technology, know how, trade secrets, and other propriety information of ENDOCARE that ENDOCARE may share with CryoCath under this Agreement (including, without limitation, the specifications and all Confidential Information shared with CryoCath in an effort to obtain regulatory approval of the Systems), only in connection with the obtaining of regulatory approval of the Systems and the marketing and promotion of Systems to end-users in the CryoCath Territories. All such technology, however, is and shall remain the sole property of ENDOCARE and shall be subject to the confidentiality provisions of Schedule 4. Nothing in this license or elsewhere in this Agreement shall be construed to grant to CryoCath any rights whatsoever in ENDOCARE's technology or intellectual property other than as delineated in this license

      (b) ENDOCARE represents and warrants to CryoCath that as of the Effective Date: It has the right to grant the rights and licenses granted to CryoCath in this Agreement and the execution and performance of this Agreement by ENDOCARE and the transactions contemplated herein do not conflict with any agreement to which ENDOCARE is a party or by which it is bound;

      (c) ENDOCARE represents and warrants to CryoCath that as of the Effective Date: It has sufficient right, title and interest to the the Intellectual Property necessary for the manufacture, use or sale of the Systems as contemplated herein;

      (d) As of the Effective Date of this Agreement, ENDOCARE warrants to CryoCath and to CryoCath's customers that Systems sold by ENDOCARE do not infringe any patents, trade secrets, trademarks or other intellectual property rights of any third party;

      (e) ENDOCARE has no knowledge of any claim by a third person that manufacture, use or sale of the Systems as contemplated in this Agreement infringes the patent, copyright, trademarks, trade secret or other intellectual property rights of any third person.

      (f) CryoCath will acquire good and marketable title to all Systems and product free and clear of all liens and other charges.

7.3   IMPROVEMENTS AND ENHANCEMENTS TO THE SYSTEMS.

      (a) During the term of this Agreement, each party shall promptly inform and make available to the other any material invention, improvement, upgrading or modification relating to the Systems or ENDOCARE's Intellectual Property relating to the Systems at no cost to the other party.

7.4   OTHER INTELLECTUAL PROPERTY.

      (a) All Intellectual Property owned by either party prior to executing this Agreement remains solely owned by that party and any Intellectual Property jointly developed within this Agreement will be jointly owned as a co-inventor as that term is used under the applicable patent laws with all the rights, title and interests associated with intellectual property development and ownership.


                                    ARTICLE 8
                                  MISCELLANEOUS

8.1   NON-DISCLOSURE.

      (a) The parties to this Agreement will abide by all terms contained in the Mutual Non-disclosure Agreement that is attached as Schedule 4.


8.2   RELATIONSHIP.

      (a) This Agreement does not make either party the employee, agent or legal representative of the other for any purpose whatsoever. Neither party is granted any right or authority to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of the other party. In fulfilling its obligations pursuant to this Agreement, each party shall be acting as an independent contractor.

8.3   ASSIGNMENT.

      (a) Neither ENDOCARE nor CryoCath shall assign its rights or obligations under this Agreement without prior written consent of the other party hereto, for any reason including, but not limited to, the transfer or sale of all or substantially all of the party's assets or equity, or in the event of a merger or consolidation or change in control or similar transaction.

      (b) In the event of a change of control of either party, the following options are available:

            (i) The parties may mutually agree, in writing, to honor the terms of this Agreement.

            (ii)  The parties may choose to renegotiate this Agreement.

            (iii)                      ***
                                       ***
                                       ***
                                       ***.

8.4   COMPLETE AGREEMENT.

      (a) This Agreement and the Schedules hereto constitute the entire agreement between the parties hereto with respect to the subject matter hereof and


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                                                                              25



            supersede all prior agreements whether written or oral relating hereto. This Agreement supersedes all written correspondence, including but not limited to all terms sheets, between ENDOCARE and CryoCath negotiating the terms related to the subject matter hereof.

8.5   GOVERNING LAW AND DISPUTE RESOLUTION.

      (a) In the event of any dispute with respect to the subject matter of this Agreement which remains unresolved for a period of at least 90 days despite the parties' good faith efforts to negotiate a resolution thereof and in particular the elevation of the matter to the parties respective CEO's, the matter shall be submitted by either party to final and binding commercial arbitration pursuant to the rules of the American Arbitration Association. The arbitrator shall be an individual mutually agreed to by the parties, or if the parties are unable to agree, selected by the AAA, who is knowledgeable and experienced in the high technology medical device industry. The venue for any such arbitration shall be Boston, Massachusetts. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, including all matters of construction, validity, performance and enforcement, without giving effect to principles of conflict of laws.

8.6   SURVIVAL.

      (a) All of the representations, warranties and covenants made in this Agreement, and all terms and provisions hereof intended to be observed and performed by the parties after the termination hereof, shall survive such termination and continue thereafter in full force and effect.

8.7   WAIVER, DISCHARGE, AMENDMENT, ETC.

      (a) The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part thereof or the right of the party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach. Any amendment to this Agreement shall be in writing and signed by the parties hereto.

8.8   COUNTERPARTS.

      (a) This Agreement may be executed in any number of counterparts, each of which shall be deemed as original and all of which together shall constitute one instrument.

8.9   TITLES AND HEADINGS; CONSTRUCTION.

      (a) The titles and headings to Articles and Sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. This Agreement shall be construed without regard to any presumption or other rule requiring construction hereof against the party causing this Agreement to be drafted.

8.10  BENEFIT.

      (a) Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties to this Agreement or their respective successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

8.11  NOTICES.

      (a) All notices or other communications to a party required or permitted hereunder shall be deemed given if in writing and delivered personally or sent by telecopy (with confirmation of transmission) or certified mail (return receipt requested) to such party at the following addresses (or at such other addresses as shall be specified by like notice):

   If to CryoCath, to:        CryoCath Technologies Inc.
                              16771 Chemin Ste-Marie
                              Kirkland, Quebec, Canada H9H 5H3
                              ***


   with a copy to:            CryoCath Technologies Inc.
                              16771 Chemin Ste-Marie
                              Kirkland, Quebec, Canada H9H 5H3
                              ***

   and if to ENDOCARE, to:    ENDOCARE Inc.
                              7 Studebaker
                              Irvine, California 92618
                              ***

   with a copy to:            ENDOCARE Inc.
                              7 Studebaker
                              Irvine, California 92618
                              ***


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                                                                              27



            CryoCath or ENDOCARE may change their respective above-specified recipient and/or mailing address by notice to the other party given in the manner herein prescribed. All notices shall be deemed given on the day when actually delivered as provided above (if delivered personally or by telecopy) or on the day shown on the return receipt (if delivered by mail).

8.12  ILLEGALITY.

      (a) In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

8.13  PUBLIC ANNOUNCEMENT.

      (a) Each of the parties to this Agreement hereby agrees with the other party hereto that, except as may be required to comply with the requirements of applicable law or any exchange upon which such party's capital stock is listed or traded, no press release or similar public announcement or communication will be made or caused to be made concerning the execution or performance of this Agreement unless specifically approved in advance by CryoCath and ENDOCARE. The foregoing shall not restrict either party's communications with employees, customers or private investors.

8.14    EXECUTION OF FURTHER DOCUMENTS.

      (a) Each party agrees to execute and deliver without further consideration any further applications, licenses, assignments or other documents, and to perform such other lawful acts as the other party may reasonably require to fully secure and/or evidence the rights or interests herein.


IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in the manner appropriate to each, as of the date first above written.


ENDOCARE, INC.                          CRYOCATH TECHNOLOGIES INC.


/s/ Paul Mikus                          /s/ Steven G. Arless
------------------------------------    -----------------------------------
President/CEO                           President/CEO




ATTACHMENTS:

     Schedule 1 - Product Development and Specifications

     Schedule 2 - Pricing

     Schedule 3 - Minimum Purchase Requirements

     Schedule 4 - Mutual Nondisclosure Agreement

                                   SCHEDULE 1

                     PRODUCT DEVELOPMENT AND SPECIFICATIONS
 [THE FOLLOWING ARE INITIAL SPECIFICATIONS BASED ON CURRENT INFORMATION AND ARE
                     SUBJECT TO CHANGE BY MUTUAL AGREEMENT]

First Generation Stopped Heart Epicardial/Endocardial MV/CABG Malleable Device


An open chest (intraoperative), disposable, epicardial/endocardial linear cryoablation probe that can be used to treat atrial fibrillation (AF) during open chest surgery, stopped heart surgery (MV/CABG).

                                       ***
                                       ***
                                       ***


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    Confidential Treatment and filed separately with the Commission.

                                   SCHEDULE 2

                                     PRICING

The transfer price for malleable cryoprobes and single cryoprobe Cryo-Consoles will be as follows:

                                       ***
                                       ***
                                       ***


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*** Portions of this page have been omitted pursuant to a request for
    Confidential Treatment and filed separately with the Commission.

                                   SCHEDULE 3

                          MINIMUM PURCHASE REQUIREMENTS


MINIMUM PURCHASE REQUIREMENTS

CryoCath will agree to maintain the quarterly minimum purchases from Endocare as shown in the following schedule:


                                       ***
                                       ***
                                       ***


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*** Portions of this page have been omitted pursuant to a request for
    Confidential Treatment and filed separately with the Commission.

                                   SCHEDULE 4

                         MUTUAL NONDISCLOSURE AGREEMENT


This Mutual Nondisclosure Agreement (the "Agreement") is entered into effective as of the 7th day of September 2001 by and between ENDOCARE, INC., a Delaware corporation, and CryoCath Technologies Inc, a Quebec (Canada) corporation. Each undersigned party (the "Receiving Party") understands that the other party (the "Disclosing Party") has disclosed or may disclose Confidential Information. The purpose of this Agreement is to prevent the unauthorized disclosure or use of Confidential Information.

For purposes of this Agreement, "Confidential Information" shall mean any information regarding the Disclosing Party (and its business or products), including the terms of the Exclusive Market Access and Supply Agreement with Effective Date of September 21, 2001, which is disclosed to the Receiving Party in connection with any potential or established business relationship or agreement between the Disclosing Party and the Receiving Party, which has actual or potential economic value to the Disclosing Party and which is not generally known to the public at the time it is disclosed to the Receiving Party. Such Confidential Information shall be in writing and marked confidential, or if communicated verbally shall be reduced to writing by the Disclosing Party and marked confidential and sent to the Receiving Party within thirty (30) days of the verbal communication, and may include, but shall not be limited to, trade secrets, know-how, negative know-how, formulas, patterns, compilations, programs, devices, methods, techniques, processes, inventions, source codes, diagrams, marketing and pricing information, business strategies and information regarding customers and suppliers.

In consideration of the Disclosing Party's disclosure of Confidential Information to and other relationships with the Receiving Party, the Receiving Party hereby agrees as follows:

1. The Receiving Party shall hold and maintain all Confidential Information in strictest confidence and in trust for the sole and exclusive benefit of the Disclosing Party.

2. The Receiving Party shall not, without the prior written approval of the Disclosing Party, use for its own benefit, publish or otherwise disclose to others, or permit the use by others for their benefit or to the detriment of the Disclosing Party, any of the Confidential Information. In addition, the Receiving Party shall not, without the prior written approval of the Disclosing Party, reverse engineer, decompose or otherwise analyze the contents or components of products or materials it receives from the Disclosing Party to acquire information that would be Confidential Information if then disclosed directly by the Disclosing Party.

3. The Receiving Party shall carefully restrict access to the Confidential Information to those of its officers, directors and employees who clearly need such access in order to participate on behalf of the Receiving Party in the analysis, negotiation or carrying out of a business relationship or agreement with the Disclosing Party. The Receiving Party further warrants and represents that it will advise each of the persons to whom it provides access to any of the Confidential Information pursuant to the foregoing sentence that such persons are strictly prohibited from making any use, publishing or otherwise disclosing to others, or permitting others to use for their benefit or to the detriment of the Disclosing Party, any of the Confidential Information.

4. The Confidential Information will not be used in any way against the interests of the Disclosing Party's interests, including, to file any patent application relating to the Confidential Information except in the name of or assigned to the Disclosing Party, to provide any reexamination or any interference with any patent application which has been filed or will be filed by the Disclosing Party relating to the Confidential Information, and will not be used to amend any claim in any pending patent application to expand the claim to read on, cover, or dominate any invention (whether or not patentable) disclosed in the Confidential Information

5. The Receiving Party shall take all necessary action to protect the confidentiality of the Confidential Information, except for its disclosure pursuant to paragraph 3 above, and hereby agrees to indemnify the Disclosing Party against any and all losses, damages, claims, expenses or liabilities incurred or suffered by the Disclosing Party as a result of the Receiving Party's breach of this Agreement.

6. The Receiving Party understands and acknowledges that any disclosure or misappropriation of any of the Confidential Information in violation of this Agreement may cause the Disclosing Party irreparable harm, the amount of which may be difficult to ascertain. The Receiving Party therefore agrees that the Disclosing Party shall have the right to apply to a court of competent jurisdiction for an order restraining any such further disclosure or misappropriation and for such other relief as the Disclosing Party shall deem appropriate. Such right of the Disclosing Party is to be in addition to the remedies otherwise available to the Disclosing Party at law or in equity.

7. Disclosing Party and Receiving Party agree that the obligations of confidentiality and nonuse imposed hereunder in Paragraphs 1 and 2 of this Agreement shall apply only to Proprietary Information for a period of five
      (5) years following the disclosure date thereof. It is further agreed that the obligations of confidentiality and nonuse imposed in Paragraphs 1 and 2 of this Agreement will not apply to information to the extent of:

      a.) information which is now or becomes (through no improper action or inaction by Receiving Party part of the public domain;

or

      b.) information already known to Receiving Party at the time of disclosure;

or

      c.) information that was rightfully disclosed to Receiving Party by a third party without restriction;

or
      d.) information which can be shown by clear and convincing written evidence to have been independently developed by Receiving Party without use of any Propriety Information or by employees of Receiving Party who have had no access to such information;

or

      e.) information that the Receiving Party is required by law or court order to disclose, provided Receiving Party so notifies Disclosing Party in writing as soon as practicable, uses diligent efforts to limit disclosure and to obtain confidential treatment or a protective order and has allowed Disclosing Party to participate in the proceeding.

PROVIDED, however, that nothing in this paragraph shall be construed as granting, in any way, any type of assignment or license under any patent, trademark, trade secret or copyright of Disclosing Party or any other entity.

8. The Receiving Party shall return to the Disclosing Party any and all records, notes and other written, printed or tangible materials pertaining to the Confidential Information immediately on the written request of the Disclosing Party.

9. This Agreement and the Receiving Party's obligations hereunder shall be binding on the representatives, assigns and successors of the Receiving Party and shall inure to the benefit of the Disclosing Party's assigns and successors.

10. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, excluding its conflict of laws rules. Any action or proceeding to enforce or interpret the provisions of this Agreement may be brought by either party to final and binding commercial arbitration pursuant to the rules of the American Arbitration Association in Boston, Massachusetts.

11. If any action at law or in equity is brought to final and binding commercial arbitration to enforce or interpret the provisions of this Agreement, the prevailing party in such action shall be entitled to reasonable attorneys' fees.

12. This Agreement constitutes the sole understanding of the parties about the subject matter hereof and may not be amended or modified except in writing signed by each of the parties to the agreement.

13. This Agreement may be executed in one or more counterparts, each of which shall be a valid original agreement.

14. If any provision of this Agreement or its application to any person or circumstance is held invalid or unenforceable to any extent, the remainder of this Agreement and its other application to any person or circumstance shall not be affected and shall be enforceable to the full extent permitted by law.

15. No waiver of any provision of this Agreement will be deemed to be or will constitute a waiver of any other provision or other application of the same provision, whether or not similar, nor will any waiver constitute a continuing waiver.



ENDOCARE, INC.                          CryoCath Technologies Inc.


By: /s/ Paul Mikus                      By: /s/ Steven G. Arless
    --------------------------------        --------------------------------
Signature                               Signature


Paul Mikus                              Steven G. Arless
--------------------------------        --------------------------------
Printed Name                            Printed Name


    CEO                                     President & CEO
------------------------------------    ------------------------------------
Title                                   Title